
LAREDO

LAREDO PETROLEUM

Barclays CEO Energy-Power Conference

September 2, 2014

Forward-Looking / Cautionary Statements

This presentation contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. All statements, other than statements of historical fact, included in this presentation that address activities, events or developments that Laredo Petroleum, Inc. (the "Company", "Laredo" or "LPI") assumes, plans, expects, believes or anticipates will or may occur in the future are forward-looking statements. The words "believe," "expect," "may," "estimates," "will," "anticipate," "plan," "intend," "foresee," "should," "would," "could," or other similar expressions are intended to identify forward-looking statements, which are generally not historical in nature. However, the absence of these words does not mean that the statements are not forward-looking. Without limiting the generality of the foregoing, forward-looking statements contained in this presentation specifically include the expectations of plans, strategies, objectives and anticipated financial and operating results of the Company, including as to the Company's drilling program, production, hedging activities, capital expenditure levels and other guidance included in this presentation. These statements are based on certain assumptions made by the Company based on management's expectations and perception of historical trends, current conditions, anticipated future developments and other factors believed to be appropriate. Such statements are subject to a number of assumptions, risks and uncertainties, many of which are beyond the control of the Company, which may cause actual results to differ materially from those implied or expressed by the forward-looking statements. These include, but are not limited to, risks relating to financial performance and results, current economic conditions and resulting capital restraints, prices and demand for oil and natural gas, availability of drilling equipment and personnel, availability of sufficient capital to execute the Company's business plan, impact of compliance with legislation, regulations, and regulatory actions, successful results from our drilling activities, the Company's ability to replace reserves and efficiently develop and exploit its current reserves and other important factors that could cause actual results to differ materially from those projected as described in the Company's Annual Report on Form 10-K for the year ended December 31, 2013, and Laredo's other reports filed with the SEC.

Any forward-looking statement speaks only as of the date on which such statement is made and the Company undertakes no obligation to correct or update any forward-looking statement, whether as a result of new information, future events or otherwise, except as required by applicable law.

The SEC generally permits oil and gas companies, in filings made with the SEC, to disclose proved reserves, which are reserve estimates that geological and engineering data demonstrate with reasonable certainty to be recoverable in future years from known reservoirs under existing economic and operating conditions and certain probable and possible reserves that meet the SEC's definitions for such terms. In this presentation, the Company may use the terms "estimated ultimate recovery", "EUR" or descriptions of volumes of reserves which the SEC guidelines restrict from being included in filings with the SEC without strict compliance with SEC definitions. The Company does not choose to include unproved reserve estimates in its filings with the SEC. Estimated ultimate recovery, refers to the Company's internal estimates of per well hydrocarbon quantities that may be potentially recovered, from a hypothetical and actual well completed in the area. Actual quantities that may be ultimately recovered from the Company's interests are unknown. Factors affecting ultimate recovery include the scope of the Company's ongoing drilling program, which will be directly affected by the availability of capital, drilling and production costs, availability of drilling services and equipment, drilling results, lease expirations, transportation constraints, regulatory approvals and other factors, as well as actual drilling results, including geological and mechanical factors affecting recovery rates. Estimates of ultimate recovery from reserves may change significantly as development of the Company's core assets provide additional data. In addition, the Company's production forecasts and expectations for future periods are dependent upon many assumptions, including estimates of production decline rates from existing wells and the undertaking and outcome of future drilling activity, which may be affected by significant commodity price declines or drilling cost increases.

As previously disclosed, on August 1, 2013 (with an economic effective date of April 1, 2013), the Company disposed of its oil and natural gas properties, associated pipeline assets and various other associated property and equipment in the Anadarko Granite Wash, Central Texas Panhandle and the Eastern Anadarko Basin. As a result of such sale, the reserves, cash flows and all other attributes associated with the ownership and operations of these properties have been eliminated from the ongoing operations of the Company, and the information in this presentation has been prepared on such basis.

Concentrated Asset Portfolio Focused in Midland Basin

- **154,374 net acres[1]**
- **Proven Hz development in four stacked zones *(Upper, Middle & Lower Wolfcamp and Cline)***
- **Potential additional zones for Hz development *(Sprayberry, Canyon and A/B/W)***

Zone	Prospective Acres	De-risked Acres
Lower Spraberry	~71,000	0
Upper Wolfcamp	~154,000	~89,000
Middle Wolfcamp	~154,000	~89,000
Lower Wolfcamp	~154,000	~82,000
Canyon	~30,000	0
Cline	~154,000	~136,000
A/B/W	~60,000	0
Net Effective Acreage	**~777,000**	**~396,000**

122 operated horizontal wells confirm ~1.8 billion barrels of resource potential on the 396,000 de-risked net effective acres



HOWARD
MITCHELL
GLASSCOCK
STERLING
TOM GREEN
REAGAN
IRION
85+ miles
20+ miles
LPI acreage
~66% held by production[1]
~88% average working interest[2]

[1] As of 9/1/2014
[2] Working interest in wells drilled as of 6/30/2014

Permian Reserves[1]



Permian Reserve Growth
250
200
150
100
50
0
MMBOE (2-Stream)
$50
$45
$40
$35
$30
$25
$20
$15
$10
$5
$0
$/BOE
42% CAGR
101
160
204
12/31/2011
12/31/2012
12/31/2013
Reserves
F&D2



Identified Path for Growth
3,400
3,200
3,000
2,800
2,600
2,400
2,200
2,000
1,800
1,600
1,400
1,200
1,000
800
600
400
200
0
MMBOE (2-Stream)
204
~ 1,600
Total Proved Reserves 1 12/31/13
Additional De-risked Resource Potential 3
Additional Potential Resource 4
Total Resource Potential

[1] Based on reserves as of 12/31/13, prepared by Ryder Scott and presented on a two-stream basis
[2] Based on total company drilling
[3] Based upon un-booked identified well locations for vertical Wolfberry and horizontal wells in the Upper Wolfcamp, Middle Wolfcamp, Lower Wolfcamp and Cline
[4] Includes potential locations on acreage not de-risked by Hz wells, additional zones for Hz development and potential down-spacing

Horizontal Development Process [1]

>3,700 horizontal locations have been identified for development in the initial four zones

- >50% of acreage is ready for multi-zone development in initial four zones with potential in additional zones
- ~50 years of drilling inventory at current pace
- Identified horizontal drilling locations represent ~1.8 billion barrels of oil equivalent resource potential



HOWARD
MITCHELL
GLASSCOCK
STERLING
TOM GREEN
Reagan
IRION
85+ miles
20+ miles
LPI acreage
Transition to Multi-Zone Pad Drilling
Multi-Zone Pad Drilling
Production Corridor

[1] Location count is gross, assumes 7,500' laterals and ~85% working interest

Recent Acreage Acquisitions


HOWARD
MITCHELL
GLASSCOCK
STERLING
TOM GREEN
REAGAN
IRION
New Acquisitions
Laredo Leasehold
Production Corridor
New/ Expanded Production Corridor

- Acquired 9,741 net acres for ~$203 million
  - Expected to add ~280 gross horizontal drilling locations and ~142 MMBOE of net resource potential
  - Increases working interest in current leasehold
- ~7,700 net acres are contiguous to existing leasehold, with ~6,900 net acres adjacent to full-scale development areas
- Facilitates the expansion of a production corridor and the building of a new production corridor that will substantially increase operational efficiency in the area
- Increases the number of higher return long laterals to more efficiently develop the acreage

Permian Production Growth



Initial Delineation
Accelerated Delineation
Development Testing
Multi-well Pad Development
~30% CAGR
MBOE/D
40
35
30
25
20
15
10
5
0
1Q-11
2Q-11
3Q-11
4Q-11
1Q-12
2Q-12
3Q-12
4Q-12
1Q-13
2Q-13
3Q-13
4Q-13
1Q-14
2Q-14
3Q-14P
4Q-14P
Hz Production
Vertical Production
Guidance Range

CAGR calculated for 2011 through 2014 using midpoint of guidance range

Significant Data Confirms Acreage Quality

Data drives development plan optimization

- Data inventory supported by tests from >875 vertical wells
- ~3,700' of whole cores in objective section
  - 14 whole cores
  - >650 SWC samples
- 54 single-zone tests from objective section (Spraberry to Ellenberger)
- >8,000 conventional open-hole logs
  - 270 in-house petrophysical logs
  - 115 dipole sonic logs
  - Fully core-calibrated
- 100% Gravity/Magnetic Data Coverage and interpretation
- 838 sq mi 3D Seismic
  - 95% coverage of Garden City acreage
  - ~50% of seismic inventory is high-quality, proprietary 3D data
- 21 Microseismic Survey's (op & non-op)
- 37 Production Logs



Howard
Mitchell
Glasscock
Sterling
Reagan
Tom Green
Irion
85+ miles
20+ miles
LPI acreage
Whole core
Dipole sonic log
LPI Microseismic
Production Log

[1] As of 08/26/2014

Laredo's "Earth Model" Optimizes Acreage Development

Analysis shows correlation between earth model and actual test results

The Earth Model

"Where Technology Meets Implementation"

Field Development

- High-grading of acreage
- De-risking of acreage
- Optimal lateral lengths
- Optimal horizontal/lateral spacing

Operations

- Hydraulic Frac Design
- Proppant Selection
- Landing Point Selection
- Geosteering

Rock Mechanics Petrophysics/Seismic

- Engineered vs. Geometry Completions
- 3D Seismic Modeling
- Multiple Attributes Analysis
- Formation Homogeneity & Heterogeneity

More than 70 reservoir attributes evaluated to determine the most impactful

Laredo's Top 15 Horizontal Wells

Outstanding productivity in all four zones

Well Name	Zone	Lateral Length	Peak 24-hr IP Rate[1]	Peak 30-day Avg IP Rate[1]	30-day IP Rate as a % of Type Curve[2]	30-day IP Rate per 1,000 Lateral Feet[1]
		(feet)	*(BOE/D) 2-stream*	*(BOE/D) 2-stream*		*(BOE/D) 2-stream*
LPI Cox 21-Cox-Bundy 16-1H	Cline	9,679	2,459	1,463	194%	151
Lane Trust C/E 42-2HL	Lower	7,571	1,912	1,217	191%	161
Lane Trust C/E 42-1HU	Upper	7,185	1,218	1,183	165%	165
Sugg A 143-2HU	Upper	7,200	1,583	1,160	162%	161
LPI Cox 21-Cox-Bundy 16 SL-2HU	Upper	9,348	1,662	1,155	161%	124
Sugg A 143-4HU	Upper	7,033	1,684	1,090	152%	155
Glass-Glass 10 153H	Cline	6,933	1,455	1,052	139%	152
Sugg C 27-1HM	Middle	7,745	1,278	982	158%	127
Sugg D 106-2HL	Lower	6,928	1,177	969	152%	140
Book-Sugg C 190-2HM	Middle	8,371	1,465	949	153%	113
Sugg C 27-3HU	Upper	7,740	1,208	942	131%	122
Sugg E-Sugg A 208-2HM	Middle	7,290	991	926	149%	127
Sugg A 183-1HM	Middle	6,930	1,034	910	147%	131
Sugg A 157-1H	Upper	6,128	1,100	909	127%	148
Curry-Glass 10 SL-153H	Cline	6,860	1,248	900	119%	131

[1] Ranking based on peak 30-day IP rate, as of 6/30/14, production rates are two-stream, 3-stream rates would be approximately 19% higher
[2] Based on 7,500 ft lateral

Proven Multi-Zone Horizontal Performance

Commercial development has been proven for initial four zones from 122 horizontal wells

Zone	Total # of Completions[1]		30-Day Avg. IP Rate per 1,000 Lateral Feet	
	Short Lateral	*Long Lateral*	*BOE/D 2-Stream*	*BOE/D 3-Stream*
Upper Wolfcamp	7	44	96	115
Middle Wolfcamp	2	18	95	115
Lower Wolfcamp	0	10	103	121
Cline	31	10	104	126



Upper Wolfcamp
Middle Wolfcamp
Lower Wolfcamp
Cline

[1] Well completions as of 6/30/14

Concentration of Resources Drives Efficiencies

Not to scale
Represents
~5,000 ft



Clearfork
Spraberry
Dean
Upper Wolfcamp
Middle Wolfcamp
Lower Wolfcamp
Canyon
Penn
Cline
Strawn
ABW
Fusselman

Laredo is focused on developing the entire resource and maximizing operational efficiency by drilling stacked laterals on multi-well pads and concentrating facilities along production corridors

Muti-Zone Development

Stacked Lateral Development

- 2014 program expected to drill ~60 stacked lateral wells utilizing ~20 multi-well pads
- Drilling efficiencies from stacked laterals are driving projected drilling cost reductions of 7% - 25%
- Concentrates drilling to utilize shared facilities and resources

4-Stacked 3-Stacked 2-Stacked

~60 wells total



Multi-Well Pads Drive Drilling Efficiencies



40
35
30
25
20
15
10
5
0
Days to Drill
7%
23%
16%
29%
UWC
MWC
LWC
Cline
2013 Avg.
2Q-2014

Production Corridor


Oil Gathering Station
Oil Takeaway Pipeline
Oil Gathering Line
Gas Lift Compression Facility
Gas Gathering Line
Water Recycling Facility
Gas Takeaway Pipeline

Production corridors leverage Laredo's resource concentration and contiguous acreage base to facilitate efficient development of the entire resource

Production Corridor Benefits

Crude Oil

- Realized pricing uplift on volumes delivered into gathering system versus trucked volumes
- Sustainable management of lower crude oil inventories
- Safety and emissions benefits of minimized truck traffic

Gas

- LOE and capex savings from gathering, centralized gas lift and rig fueling facilities
- Gas gathering to multiple offtake points reduces dependency on individual takeaway providers
- Centralized compression decreases gas lift downtime and reduces production interruptions

Water

- LOE and capex savings from fresh, recycled and produced water pipeline systems
- Integrated water system delivers the >1,000,000 barrels of water required for four-stacked completion operations

Horizontal Well Economics



Upper Wolfcamp
ROR %
100%
80%
60%
40%
20%
0%
$7.5
$7.0
$6.5
$6.0
Capital Cost ($MM)



Lower Wolfcamp
ROR %
60%
40%
20%
0%
$8.0
$7.5
$7.0
$6.5
Capital Cost ($MM)



Middle Wolfcamp
ROR %
80%
60%
40%
20%
0%
$7.5
$7.0
$6.5
$6.0
Capital Cost ($MM)



Cline
ROR %
60%
40%
20%
0%
$8.5
$8.0
$7.5
$7.0
Capital Cost ($MM)

Returns are calculated at $90/Bbl oil and $3.75/Mcf gas
As of 8/15/14

Ongoing Completion Optimization

Completion Optimization

Proppants
Resin Coated Sand (ongoing)
Ceramics (3)
Brown Sand (3)

Completion Methods
Engineered Fracs (18)
Coiled Tubing (1.5)

Proppant Quantity
Increased Sand per Stage, Increased Perfs (4)
Standard Sand per Stage, Increased Perfs (3)
Increased Sand per Stage, Standard Perfs (2)

Measurement
Production Logs (19)
Tracers (5)
Microseismic (4)
Fiber Optics (2)

Initial 10,000' Lateral Test Results

Preliminary results suggest IRR's of 50% - 100% on incremental capital



Upper Wolfcamp Lateral: ~9,350'
BOE/Day/1000'
200
150
100
50
0
0
30
Days
60
90



Cline Lateral: ~9,700'
BOE/Day/1000'
300
250
200
150
100
50
0
0
30
Days
60
90
Type Curve per 1000'
Production

Sales Price Diversification[1]

Firm transportation out of the Permian


Cushing
Wichita Falls
Colorado City
BridgeTex
Longhorn
Houston
Laredo Acreage
Existing Pipelines
New Pipelines

- 13,000 BOPD committed to Longhorn, increasing annually to 22,000 BOPD in 4 years
- 10,000 BOPD committed on BridgeTex
- 2014 WTI to Midland basis swap of ~6,000 BOPD
- Currently, less than 25% of oil volumes are exposed to Midland pricing when including Midland basis swap
- 2015 exposure to Midland pricing is expected to be minimal with Medallion Pipeline start-up

[1] As of 6/30/14

Medallion Pipeline


To Colorado City
Lormax
Forsan
Lees
Spraberry
Garden City
Midkiff

- Laredo is anchor shipper with committed volumes of 10,000 BOPD increasing to 30,000 BOPD over the next three years
- Provides access to premium pricing and WTI or U.S. Gulf Coast markets (LLS) while avoiding the congested Midland-Colorado City corridor
- Expected to be operational in fourth-quarter 2014 and will minimize Laredo's exposure to Midland pricing in 2015

Commodity Hedges


Oil
25,000
20,000
15,000
10,000
5,000
0
BO/D
$89.45
Floor
$80.99
Floor
2H-2014P
2015P
Estimated Production
Hedged Volumes


Natural Gas
160,000
140,000
120,000
100,000
80,000
60,000
40,000
20,000
0
MMBtu/D
$3.66
Floor
$3.00
Floor
2H-2014P
2015P
Estimated Production
Hedged Volumes

Laredo Investment Opportunity

- High-quality acreage position in the fairway of the Midland Basin
- Significant resource potential: >8x existing reserves in currently delineated acreage and zones
- Top-tier well results in multiple horizons
- Stacked laterals optimizing multi-zone development manufacturing process
- Solid financial structure

LAREDO PETROLEUM

Appendix

Permian Basin: Present Day



LPI acreage
Cline deposition axis
Wolfcamp deposition axis
Present day axis
MIDLAND BASIN
Midland
EASTERN SHELF
Delaware Basin
CENTRAL BASIN PLATFORM
QUACHITA - MARATHON
OVERTHRUST
N
0
100 miles

Laredo Situated Over Thickest Column of Sediment: W-E



A
West
East
A'
Ector County
Midland County
Glasscock County
Howard County
1
2
3
4
5
6
7
8
9
10
11
12
13
14
15
Midland Basin
Central Basin Platform
A'
A
Upper Spraberry
Lower Spraberry
Wolfcamp
Strawn
Cline
Approx. 2,000 ft. of pay
Laredo Acreage

[1] Modified from Core-Lab, 2013

Laredo Situated Over Thickest Column of Sediment: N-S



North
South
B
B'
Borden County
Howard County
Glasscock County
Reagan County
Irion County
16
17
18
19
20
21
22
23
24
25
26
27
28
29
30
Central Basin Platform
Midland Basin
Upper Spraberry
Lower Spraberry
Wolfcamp
Canyon Sand
Cline
Strawn
Laredo Acreage
Approx. 2,000 ft. of pay

[1] Modified from Core-Lab, 2013

Laredo's Permian-Garden City Shales[1]

Significant oil in place in multiple stacked zones

	Spraberry	Wolfcamp	Cline	A/B/W	Combined
Depth (ft)	5,000 – 7,000	7,000 – 8,500	9,000 – 9,500	9,500 – 10,500	5,000 – 10,500
Average Thickness (ft)	**1,500 – 2,000**	**1,200 – 1,500**	**250 – 350**	**350 – 400**	**3,300 – 4,250**
TOC (%)	4.0 – 13.0	2.0 – 9.0	2.0 – 7.5	2.0 – 13.0	2.0 – 13.0
Thermal maturity (% RSO)	0.6 – 0.7	0.7 – 0.9	0.9 – 1.1	0.9 – 1.2	0.6 – 1.2
Total porosity (%)	6.0% – 16.0%	4.0% – 8.0%	5.0% – 8.0%	3.0% – 13.0%	3.0% – 16.0%
Clay content (%)	15 – 40	25 – 45	30 – 40	20 – 45	15 – 45
Pressure gradient (psi/ft)	0.40 – 0.50	0.45 – 0.50	0.55 – 0.65	0.55 – 0.65	0.40 – 0.65
OOIP (MMBOE/Section)	**45 – 85**	**70 – 115**	**25 – 35**	**40 – 55**	**180 – 290**



Clearfork
Upper Spraberry
Lower Spraberry
Dean
Upper Wolfcamp
Middle Wolfcamp
Lower Wolfcamp
Canyon
Penn Shale
Cline
Strawn
Atoka (A)
Barnett (B)
Woodford (W)
Fusselman
Additional zones with horizontal upside potential

[1] Properties from proprietary LPI core analysis

Low-Risk Horizontal Inventory on De-Risked Acreage

	Upper Wolfcamp	Middle Wolfcamp	Lower Wolfcamp	Cline
Number of completions [1]	44	18	10	10
LPI type curve EUR (2-stream)	758 MBOE	650 MBOE	668 MBOE	620 MBOE
% EUR recovered in first three years	~31%	~32%	~32%	~33%
Acreage (Net)	~154,000	~154,000	~154,000	~154,000
De-risked	~89,000	~89,000	~82,000	~136,000
Remaining to delineate	~65,000	~65,000	~72,000	~18,000
Identified locations (Gross)				
Booked reserve locations	179	25	13	53
Identified locations on de-risked acreage [2]	~695	~850	~790	~1,280
Potential locations on non-derisked acreage	~640	~640	~805	~175

[1] Well count based on long lateral completions as of 6/30/14
[2] LPI forecast based on de-risked acreage position, 120-acre spacing, less proved locations

Horizontal Type Curves



Upper Wolfcamp
758 MBOE
Two-stream
Lower Wolfcamp
668 MBOE
Two-stream
Middle Wolfcamp
650 MBOE
Two-stream
Cline
620 MBOE
Two-stream
BOE/D
1,000
100
10
Months
1
12
24
36
48
60
LPI Type Curve – 7,500-ft. lateral
Normalized production data 1, 2

B-factor for all Permian Hz type curves: 1.6
Terminal decline for all Permian Hz type curves: 5%

[1] Long lateral completions, excludes Sterling County and the Glass 214-Glass 219-1HM
[2] As of 8/01/14, normalized for production down time

Preserving Financial Flexibility

- >$1.2 billion of liquidity[1]
- Growing borrowing base
- No near-term maturities
- Strong financial metrics



Credit Facility - Borrowing Base
$MM
$1,200
$1,000
$800
$600
$400
$200
$-
5/08
8/08
12/08
5/09
11/09
5/10
11/10
5/11
6/11
7/11
10/11
5/12
11/12
8/13
11/13
5/14



Debt Maturities Summary - $MM
$1,500
$1,000
$500
$0
$825
$552
9.50%
$950
5.625%
7.375%
2014
2015
2016
2017
2018
2019
2020
2021
2022
Revolver (Undrawn)
Senior Notes

[1] As of 6/30/14

Oil Hedges

Open Positions As of June 30, 2014 [1]	BAL-2014	2015	2016	2017	2018	Total
OIL [2]						
Puts:						
Hedged volume (Bbls)	270,000	456,000	-	-	-	726,000
Weighted average price ($/Bbl)	$75.00	$75.00	$ -	$ -	$ -	$75.00
Swaps:						
Hedged volume (Bbls)	1,371,998	672,000	1,573,800	-	-	3,617,798
Weighted average price ($/Bbl)	$96.35	$96.56	$84.82	$ -	$ -	$91.37
Collars:						
Hedged volume (Bbls)	1,473,000	6,557,020	2,556,000	-	-	10,586,020
Weighted average floor price ($/Bbl)	$86.42	$79.81	$80.00	$ -	$ -	$80.77
Weighted average ceiling price ($/Bbl)	$104.89	$95.40	$93.77	$ -	$ -	$96.33
Total volume with a floor (Bbls)	**3,114,998**	**7,685,020**	**4,129,800**	-	-	**14,929,818**
Weighted average floor price ($/Bbl)[3]	**$89.45**	**$80.99**	**$81,84**	$ -	$ -	**$82.99**
NYMEX WTI to Midland Basis Swaps:						
Hedged volume (Bbls)	1,104,000	-	-	-	-	1,104,000
Weighted average price ($/Bbl)	$1.00	$ -	$ -	$ -	$ -	$1.00

[1] Updated to reflect hedges placed through June 30, 2014
[2] Oil derivatives are settled based on the month's average daily NYMEX price of WTI Light Sweet Crude Oil
[3] Weighted average prices include WTI Midland basis swaps

Natural Gas Hedges

Open Positions As of June 30, 2014 [1]	BAL-2014	2015	2016	2017	2018	Total
NATURAL GAS [2]						
Swaps:						
Hedged volume (MMBtu)	3,312,000	-	-	-	-	3,312,000
Weighted average price ($/MMBtu)	$ 4.32	$ -	$ -	$ -	$ -	$4.32
Collars:						
Hedged volume (MMBtu)	7,652,000	28,600,000	18,666,000	-	-	54,918,000
Weighted average floor price ($/MMBtu)	$3.37	$3.00	$ 3.00	$ -	$ -	$3.05
Weighted average ceiling price ($/MMBtu)	$5.50	$5.96	$ 5.60	$ -	$ -	$5.78
Total volume with a floor (MMBtu)	**10,964,000**	**28,600,000**	**18,666,000**	**-**	**-**	**58,230,000**
Weighted average floor price ($/MMBtu)	**$3.66**	**$3.00**	**$3.00**	**$ -**	**$ -**	**$3.12**
Weighted average floor price ($/Mcf) [3]	**$4.80**	**$3.93**	**$3.93**	**$ -**	**$ -**	**$4.10**

[1] Updated to reflect hedges placed through June 30, 2014
[2] Natural gas derivatives are settled based on Inside FERC index price for West Texas Waha for the calculation period.
[3] $/Mcf is converted based upon Company average BTU content of 1.311

Processing Plant Capacity With LPI Direct Connectivity



Rawhide Plt
75 MMcf/D
Conger Plt
25 MMcf/D
Bearkat Plt
60 MMcf/D
High Plains Plt
200 MMcf/D
Glasscock
Deadwood Plt
60 MMcf/D
Sterling Plt
62 MMcf/D
Sterling
Ector
Midland
Roberts Ranch Plt
85 MMcf/D
Spraberry Plt
60 MMcf/D
Driver Plt
200 MMcf/D
Pegasus Plt
100 MMcf/D
Midkiff Plt
200 MMcf/D
Benedum Plt
45 MMcf/D
Edward Plt
200 MMcf/D
DCP Benedum Plt
110 MMcf/D
Mertzon Plt
52 MMcf/D
Crane
Upton
Reagan
Irion
Processor
DCP Midstream
Atlas
Targa Resources
CrossTex
LPI Acreage
Future Plant
~50 MMcf/D Plant
~100 MMcf/D Plant
~200 MMcf/D Plant

Laredo has direct connectivity to four processors (12 plants) with 1.1 Bcf/D capacity. Capacity by Q3-'14 to increase to >1.5 Bcf/D with addition of Atlas' Edward Plant, CrossTex's Bearkat Plant and Targa's High Plains Plant.